UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

MONOPAR THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39070	32-0463781
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Skokie Blvd., Suite 350, Wilmette, IL	60091
(Address of principal executive offices)	(Zip Code)

(847) 388-0349
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MNPR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2023, Monopar Therapeutics Inc. (the “Company”) held its Annual Meeting. A total of 13,222,055.614 shares of the Company’s common stock were entitled to vote as of May 1, 2023, the record date for the Annual Meeting, of which 10,561,932.056 shares were represented in person or by proxy at the Annual Meeting. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

(1) the election of six directors, to serve as directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified; and

(2) the ratification of the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Proposal 1 – Election of Directors

At the Annual Meeting, the voting results with respect to the proposal for the election of directors, included in the Company’s Proxy Statement on Schedule 14A for the Annual Meeting, were as follows:

Director	For	Withheld	Broker Non- Votes
Christopher M. Starr, Ph.D.	8,821,107.056	89,311.000	1,651,514.000
Chandler D. Robinson, MD MBA MSc	8,824,034.056	86,384.000	1,651,514.000
Michael J. Brown, MSc	8,822,931.056	87,487.000	1,651,514.000
Raymond W. Anderson, MBA	8,822,724.056	87,694.000	1,651,514.000
Arthur J. Klausner, MBA	8,785,520.056	124,898.000	1,651,514.000
Kim R. Tsuchimoto	8,820,687.056	89,731.000	1,651,514.000

Accordingly, each of the foregoing persons was elected as a director at the Annual Meeting.

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023, were as follows:

For	Against	Abstain	Broker Non- Votes
10,529,760.056	3,071.000	29,101.000	N/A

Accordingly, the Company’s stockholders ratified the selection of BPM LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

No other matters were submitted to a vote of stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monopar Therapeutics Inc.

Date: June 28, 2023	By:	/s/ Kim R. Tsuchimoto
Name: Kim R. Tsuchimoto
Title: Chief Financial Officer and Director

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